Exhibit 10.12

EXECUTION VERSION

Assignment and Assumption and Consent Agreement

THIS ASSIGNMENT AND ASSUMPTION AND CONSENT AGREEMENT, dated as of June 10, 2009 (the “Agreement”), is made by and among UAW Retiree Medical Benefits Trust, a voluntary employees’ beneficiary association trust (the “VEBA”), New CarCo Acquisition LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Company”) and the other companies signatories hereto (such companies, the “VEBA Holdcos”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Amended and Restated Limited Liability Company Operating Agreement of the Company (as further amended or otherwise modified from time to time, the “LLC Agreement”).

RECITALS

WHEREAS, the VEBA and the Company have entered into that certain Equity Subscription Agreement, dated as of April 30, 2009 (the “Equity Subscription Agreement”), which provided for the issuance and transfer of certain Membership Interests of the Company to the VEBA;

WHEREAS it is a condition precedent to the transfer and issuance of such Membership Interests of the Company to the VEBA pursuant to the Equity Subscription Agreement that (i) the Company and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (the “UAW”) enter into a Settlement Agreement dated as of the Closing Date (the “Settlement Agreement”) and (ii) that the Settlement Agreement be approved by the Bankruptcy Court (as such term is defined in the Settlement Agreement); and

WHEREAS the VEBA, the Company and the VEBA Holdcos desire that the Membership Interests to be issued and transferred to the VEBA pursuant to the Equity Subscription Agreement be received by the VEBA Holdco directly from the Company on behalf of the VEBA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignment. As of the date hereof, the VEBA hereby transfers and assigns its right to take delivery of any and all Membership Interests pursuant to the Equity Subscription Agreement to the VEBA Holdcos, and the VEBA Holdcos hereby accept and assume such right. Delivery of such Membership Interests to the VEBA Holdcos shall be in satisfaction of the VEBA’s right to acquire the Membership Interests pursuant to the Equity Subscription Agreement. The portion of the Membership Interests issued to each VEBA Holdco shall be as set forth in the Schedule of Members in the LLC Agreement.

2. Consent. The Company hereby consents to the assignment and assumption effected by this Agreement.

3. Agreement. This Agreement is made subject to and with the benefit of the respective representation and warranties, agreements, covenants, terms, conditions, limitations and other provisions of the Equity Subscription Agreement. The representations and warranties of the VEBA contained in the Equity Subscription Agreement are hereby made mutatis mutandi by each of the VEBA Holdcos.

4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (SUBJECT TO ANY MANDATORY PROVISIONS OF THE LLC ACT), EXCLUDING (TO THE EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

UAW Retiree Medical Benefits Trust

BY:	/s/ Robert Naftaly
	Name:	Robert Naftaly
	Title:	Chairman of the Committee of the UAW Retiree Medical Benefits Trust

[Signature Page to Assignment Agreement]

UAW VEBA Holdco CH-00, LLC

UAW VEBA Holdco CH-01, LLC

UAW VEBA Holdco CH-02, LLC

UAW VEBA Holdco CH-03, LLC

UAW VEBA Holdco CH-04, LLC

UAW VEBA Holdco CH-05, LLC

UAW VEBA Holdco CH-06, LLC

UAW VEBA Holdco CH-07, LLC

UAW VEBA Holdco CH-08, LLC

UAW VEBA Holdco CH-09, LLC

UAW VEBA Holdco CH-10, LLC

UAW VEBA Holdco CH-11, LLC

UAW VEBA Holdco CH-12, LLC

BY THE SOLE MEMBER OF EACH, UAW RETIREE MEDICAL BENEFITS TRUST

BY:	/s/ Robert Naftaly
	Name:	Robert Naftaly
	Title:	Chairman of the Committee of the UAW Retiree Medical Benefits Trust

Signature Page to Assignment Agreement

New CarCo Acquisition LLC

BY:	/s/ Giorgio Fossati
	Name:	Giorgio Fossati
	Title:	Vice President and Secretary

Signature Page to Assignment Agreement